UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.  )

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ORCHESTRA BIOMED HOLDINGS, INC.

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Your Vote Counts! Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # V95258-P45909 ORCHESTRA BIOMED HOLDINGS, INC. 150 UNION SQUARE DRIVE NEW HOPE, PA 18938 ORCHESTRA BIOMED HOLDINGS, INC. 2026 Annual Meeting Vote by June 22, 2026 11:59 p.m. Eastern Time *Please check the meeting materials for any special requirements for meeting attendance. You invested in ORCHESTRA BIOMED HOLDINGS, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on June 23, 2026. Vote Virtually at the Meeting* June 23, 2026 12:00 p.m. (noon) Eastern Time Virtually at: www.virtualshareholdermeeting.com/OBIO2026 Get informed before you vote View the Notice and Proxy Statement and the Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to June 9, 2026. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. Voting Items Board Recommends V95259-P45909 THIS IS NOT A VOTABLE BALLOT This is an overview of the more complete proxy materials, which contain important information and are available to you as described on the reverse side. Please follow the instructions on the reverse side to vote these important matters. 1. Election of Class III Directors Nominees: 1a. David Hochman For 1b. Darren Sherman For 1c. Eric Fain For 2. Ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2026. For 3. Approval of the Orchestra BioMed Holdings, Inc. 2026 Employee Stock Purchase Plan. For 4. Adoption of an advisory (non-binding) resolution approving the compensation of our “named executive officers”. For 5. Advisory (non-binding) vote on the frequency of future advisory (non-binding) votes on the compensation of our “named executive officers”. 1 Year NOTE: Such other business as may properly come before the meeting or any adjournments or postponements thereof.